UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                 Date of Report
                 (Date of earliest event reported): May 14, 2003



                            BARNWELL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-5103                   72-0496921
(State or Other Jurisdiction          (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)



1100 Alakea Street, Suite 2900, Honolulu, Hawaii                    96813
    (Address of Principal Executive Offices)                      (Zip Code)



                                 (808) 531-8400
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE (THIS INFORMATION IS BEING PROVIDED UNDER
        ITEM 12)

        Barnwell Industries, Inc. issued a press release on May 14, 2003 regarding the announcement of its financial results for the three months ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

        Exhibit 99.1                Press Release dated May 14, 2003.


                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BARNWELL INDUSTRIES, INC.
--------------------------
(Registrant)



/s/ Russell M. Gifford
----------------------------
Russell M. Gifford
Executive Vice President and
Chief Financial Officer

Date:   May 14, 2003